ING INVESTORS TRUST

ING T. Rowe Price International Stock Portfolio

(“Portfolio”)

Supplement dated November 18, 2011

to the Service 2 Class (“Class S2”) Prospectus

and Statement of Additional Information (“SAI”)

each dated April 29, 2011

On November 17, 2011, the Board of Trustees of ING Investors Trust approved a proposal to liquidate and dissolve Class S2 shares of the Portfolio effective November 17, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE